UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

LUNA INNOVATIONS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52008	54-1560050
(Commission File No.)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 540-769-8400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting of Stockholders held on May 14, 2010, the Company’s stockholders approved each of two matters, as proposed in the proxy materials filed with the Securities and Exchange Commission on April 20, 2010, as follows:

Election of Directors

Kent A. Murphy, Ph.D. and Dr. Edward G. Murphy, M.D. were elected as Class I directors of the Company to serve until the 2013 Annual Meeting of Stockholders as follows:

	For	Withheld
Kent A. Murphy	7,738,795	232,240
Edward G. Murphy	7,741,887	229,148

Ratification of Selection of Independent Auditors

The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved as follows:

For	Against	Abstain	Broker Non-Votes
11,201,772	34,390	20,531	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	LUNA INNOVATIONS INCORPORATED

	By:	/S/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr.
Vice President and General Counsel